UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2004

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

In March 2004, the current Compensation Committee of the Del Monte Foods Company (Company) Board of Directors determined that provisions of the executive employment agreements included participation in a Retention Plan that was no longer relevant to the current management structure of the Company and inconsistent with current competitive severance programs in the market, and should be eliminated. Therefore, as described in the Company’s Proxy Statement for its 2004 Annual Meeting of Stockholders, as filed August 17, 2004, the Compensation Committee approved a new severance program for senior Del Monte employees at and above the Vice President level. The new severance program was one of several new or revised programs implemented by the Compensation Committee as a result of the merger in 2002. The provisions of the new severance program were not automatically effective, however, for certain executives of legacy Del Monte whose employment agreements pre-dated the merger. Consequently, the Compensation Committee directed the Company to present revised employment agreements to such executives which would replace the severance benefits contained in their agreements (including those provided by the Retention Plan described below) with the benefits of the new severance program.

In October of 2000, the Company’s former Compensation Committee adopted a Retention Plan that provided an incentive compensation pool to be allocated among specified key executives (as identified in 2000 and amended in 2002) in the event of a change of control, provided that such executives were employed at the time of the change of control. After the merger, the present Compensation Committee concluded that the Retention Plan was not aligned with the post-merger management structure and did not provide comprehensive, market-based severance benefits to all key executives. Accordingly, the Compensation Committee, working with an independent consultant, decided to implement a comprehensive severance program for all key executives that eliminated the Retention Plan benefits, included more relevant change of control benefits and was consistent with current competitive practices. The Company was then instructed to negotiate revisions to the employment agreements held by certain executives, including Mr. Wolford, Mr. Meyers, Mr. Lommerin, Mr. Haberman and Mr. Lachman, to implement the new severance program and, in the case of Mr. Wolford, Mr. Meyers and Mr. Haberman, to eliminate the contractual right to participate in the Retention Plan.

On November 11, 2004, Del Monte Foods Company and Mr. Richard G. Wolford amended Mr. Wolford’s employment agreement with the Company reflecting the terms of the new severance program and other current compensation obligations. Mr. Wolford is the Company’s Chairman of the Board, President and Chief Executive Officer and is one of the Company’s named executive officers.

Additionally, on November 11, 2004, Del Monte Corporation, the wholly-owned subsidiary of the Company, revised employment agreements with each of the Company’s then-current executive officers, other than Mr. Wolford, and certain other executive employees, reflecting the terms of the new severance program and other current compensation obligations. Except in the case of an executive officer who joined Del Monte on September 6, 2004, such agreements superceded existing agreements between the Company and such executive officers or such other executive employees. Del Monte Corporation entered into revised agreements with the following named executive officers: Mr. David L. Meyers, Executive Vice President, Administration and Chief Financial Officer; Mr. Nils Lommerin, Executive Vice President, Operations; and Mr. Marc D. Haberman, Senior Vice President and Managing Director Del Monte Brands. Additionally, Del Monte Corporation entered into a revised agreement with Mr. Todd R. Lachman, Executive Vice President, Del Monte Foods. Mr. Lachman is not currently a named executive officer, but the Company anticipates that he will be a named executive officer for the fiscal year ending May 1, 2005.

The following summary of the material provisions of the employment agreement with Mr. Wolford, as amended on March 26, 2002 and November 11, 2004 (Wolford Employment Agreement) does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement filed as Exhibit 10.36 to the Annual Report on Form 10-K for the fiscal year ended May 2, 2004 (2004 Form 10-K), the Second Amendment to Employment Agreement filed as Exhibit 10.38 to the 2004 Form 10-K, and the Third Amendment to Employment Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K. The following summaries of the material provisions of the employment agreement with Mr. Meyers (Meyers Employment Agreement), the employment agreement with Mr. Lommerin (Lommerin Employment Agreement), the employment agreement with Mr. Haberman (Haberman Employment Agreement), and the employment agreement with Mr. Lachman (Lachman Employment Agreement) do not purport to be complete and are qualified in their entirety by reference to the employment agreements filed as Exhibits 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K.

Wolford Employment Agreement

The Wolford Employment Agreement continues on the basis of an indefinite term with compensation established by the Compensation Committee of the Del Monte Foods Company Board of Directors (Committee) equal to an annual base salary of $950,000, less taxes and deductions, or as adjusted from time to time by the Committee, and eligibility for an annual incentive bonus targeted at 110% of Mr. Wolford’s base salary, or as adjusted from time to time by the Committee. Mr. Wolford’s compensation also continues to include participation in Del Monte Foods’ executive perquisite plan, health and welfare benefit plans, retirement plans, and stock option plans.

The Wolford Employment Agreement continues to provide that if Mr. Wolford’s employment is terminated by Del Monte for Cause (as defined in the Wolford Employment Agreement), due to his Permanent Disability (as defined in the Wolford Employment Agreement) or due to his death, Mr. Wolford or his estate shall be entitled to receive any earned, but unpaid base salary and a pro-rata target bonus payment.

The Wolford Employment Agreement continues to provide that if Mr. Wolford’s employment is terminated without Cause or by Mr. Wolford for any reason, Mr. Wolford would be entitled to receive any earned, but unpaid base salary, a pro-rata target bonus payment, and two (2) times his base salary and target bonus. The Wolford Employment Agreement was amended to provide that the base salary and target bonus amounts would be paid in equal installments over an 18-month period. The Wolford Employment Agreement continues to provide Mr. Wolford with continuation of medical and perquisite benefits for a two (2) year period following his termination date. The Wolford Employment Agreement was amended to provide that following the two (2) year medical benefit continuation period, Del Monte shall also use its best efforts to provide a method for Mr. Wolford to continue to participate in Del Monte’s medical plans at his own expense until he is eligible for Medicare benefits, provided that Del Monte’s medical plans remain self-insured and/or the Company’s medical insurer agrees to such participation. The Wolford Employment Agreement also was amended to provide that if Mr. Wolford’s employment is terminated without Cause or by Mr. Wolford for any reason, Mr. Wolford would be entitled to receive pro-rata vesting of outstanding long-term incentive awards.

The Wolford Employment Agreement also was amended to provide that if Mr. Wolford’s employment is terminated without Cause within two (2) years after a Change of Control (as defined in the Del Monte Foods Company 2002 Stock Incentive Plan), Mr. Wolford would be entitled to receive 2.99 times his base salary and target bonus paid in a lump sum within thirty (30) days of his termination date. In addition, Mr. Wolford would receive a full tax gross-up for such lump sum payment, a pro-rata target bonus payment, and medical and perquisite benefit continuation for two (2) years. Mr. Wolford would also receive reimbursement for any legal fees incurred by him in order to enforce the change of control trigger of severance benefits. These amendments replace Mr. Wolford’s participation in the Retention Plan.

All of the forgoing termination without Cause, voluntary resignation and change of control severance benefits continue to be subject to Mr. Wolford signing a general release and waiver with respect to any claims he may have against Del Monte. The Wolford Employment Agreement continues to include provisions regarding indemnification and non-disclosure of the proprietary or confidential information of Del Monte, and was amended to include provisions regarding non-solicitation of Del Monte employees and non-interference with the business relationships of any current or future Del Monte customers or suppliers.

Meyers Employment Agreement

The Meyers Employment Agreement continues on the basis of an indefinite term with compensation established by the Committee equal to an annual base salary of $450,000, less taxes and deductions, or as adjusted from time to time by the Committee, and eligibility for an annual incentive bonus targeted at 70% of Mr. Meyers’ base salary, or as adjusted from time to time by the Committee. Mr. Meyers’ compensation also continues to include participation in Del Monte Foods’ executive perquisite plan, health and welfare benefit plans, retirement plans, and stock option plans.

The Meyers Employment Agreement was revised to provide that if Mr. Meyers’ employment terminates due to his death, Mr. Meyers’ estate shall be entitled to receive any earned, but unpaid base salary and a pro-rata target bonus payment. The Meyers Employment Agreement also was revised to provide that if Mr. Meyers’ employment terminates due to his disability, he would receive severance payments in equal installments over a 12-month period in an aggregate amount equal to his highest base salary during the 12-month period prior to the termination date and his target incentive bonus for the year in which termination occurs, and any eligible long term disability plan benefits.

The Meyers Employment Agreement continues to provide that if Mr. Meyers’s employment is terminated without Cause (as defined in the Meyers Employment Agreement) or if he resigns for Good Reason (as defined in the Meyers Employment Agreement), he would be entitled to receive any earned, but unpaid base salary, a pro-rata target bonus payment, 12 months of executive perquisites, 18 months of executive-level outplacement services up to a maximum amount, including six (6) months of office and secretarial services, and two (2) times his base salary and target bonus (for the year in which such termination occurs, or, if greater, the bonus for the next preceding year of full-time employment). The Meyers Employment Agreement was amended to provide that the base salary and target bonus amounts would be paid in equal installments over an 18-month period. The Meyers Employment Agreement continues to provide Mr. Meyers with continued participation in Del Monte’s medical and retirement plans (or a no less favorable benefit) for a thirty-six (36) month period following his termination date. The Meyers Employment Agreement was revised to provide that following the thirty-six (36) month medical benefit continuation period, Del Monte shall also use its best efforts to provide a method for Mr. Meyers to continue to participate in Del Monte’s medical plans at his own expense until he is eligible for Medicare benefits, provided that Del Monte’s medical plans remain self-insured and/or the Company’s medical insurer agrees to such participation. In addition, the Meyers Employment Agreement was revised to provide Mr. Meyers with pro-rata vesting of outstanding long-term incentive awards.

The Meyers Employment Agreement continues to provide that in the event of Termination Upon Change of Control, (as defined in the Meyers Employment Agreement), Mr. Meyers would be entitled to receive the benefits set forth above, provided however that the severance payment of salary and bonus would be made in a lump sum payment within 30 days of his termination date. In addition, the Meyers Employment Agreement was revised to provide Mr. Meyers with a full tax gross-up for such lump sum payment and reimbursement for any legal fees incurred by him in order to enforce the change of control trigger of severance benefits. These amendments replace Mr. Meyers’ participation in the Retention Plan.

All of the forgoing termination without Cause/for Good Reason, disability and change of control severance benefits continue to be subject to Mr. Meyers signing a general release and waiver with respect to any claims he may have against Del Monte. The Meyers Employment Agreement continues to include provisions regarding indemnification and non-disclosure of the proprietary or confidential information of Del Monte, and was amended to include provisions regarding non-solicitation of Del Monte employees and non-interference with the business relationships of any current or future Del Monte customers or suppliers.

Lommerin Employment Agreement

The Lommerin Employment Agreement continues on the basis of an indefinite term and provides Mr. Lommerin with compensation established by the Committee equal to an annual base salary of $425,000, less taxes and deductions, or as adjusted from time to time by the Committee, and eligibility for an annual incentive bonus targeted at 70% of Mr. Lommerin’s base salary, or as adjusted from time to time by the Committee. Mr. Lommerin’s compensation continues to includes participation in Del Monte Foods’ executive perquisite plan, health and welfare benefit plans, retirement plans, and stock option plans.

The Lommerin Employment Agreement continues to provide that if Mr. Lommerin’s employment terminates due to his death, Mr. Lommerin’s estate shall be entitled to receive any earned, but unpaid base salary and a pro-rata target bonus payment. The Lommerin Employment Agreement also continues to provide that if Mr. Lommerin’s employment terminates due to his disability, he would receive severance payments in equal installments over a 12-month period in an aggregate amount equal to his highest base salary during the 12-month period prior to the termination date and his target incentive bonus for the year in which termination occurs, and any eligible long term disability plan benefits.

The Lommerin Employment Agreement continues to provide that if Mr. Lommerin’s employment is terminated without Cause (as defined in the Lommerin Employment Agreement) or if he resigns for Good Reason (as defined in the Lommerin Employment Agreement), he would be entitled to receive any earned, but unpaid base salary, a pro-rata target bonus payment, and 18 months of executive-level outplacement services up to a maximum amount. The Lommerin Employment Agreement was revised to provide that if Mr. Lommerin’s employment is terminated without Cause or he resigns for Good Reason he would also receive pro-rata vesting of outstanding long-term incentive awards, one and one-half (1 1/2) times his base salary and target bonus (for the year in which such termination occurs) paid in equal installments over 18 months, continued participation in Del Monte’s health and welfare benefit plans (other than disability benefit plans) until the earlier of (1) the end of an 18-month period or (2) such time as he is covered by comparable programs of a subsequent employer, and participation in executive perquisites until the earlier of (1) the end of the 18-month period or (2) such time as he receives comparable perquisites from a subsequent employer.

The Lommerin Employment Agreement was revised to provide that in the event of Termination Upon Change of Control, (as defined in the Lommerin Employment Agreement), Mr. Lommerin would be entitled to receive the termination without Cause benefits set forth above, provided however that the severance payment of salary and bonus shall be in an amount equal to two (2) times Mr. Lommerin’s salary and target bonus, and made in a lump sum payment within 30 days. In addition, the Lommerin Employment Agreement was revised to provide that Mr. Lommerin would receive a full tax gross-up for such lump sum payment, provided that the lump sum payment exceeds the Internal Revenue Code Section 280G excess parachute payment criterion by five percent (5%) or more, and reimbursement for any legal fees incurred by him in order to enforce the change of control trigger of severance benefits.

All of the forgoing termination without Cause/for Good Reason, disability and change of control severance benefits continue to be subject to Mr. Lommerin signing a general release and waiver with respect to any claims he may have against Del Monte. The Lommerin Employment Agreement also continues to include provisions regarding non-solicitation of Del Monte employees, non-interference with the business relationships of any current or future Del Monte customers or suppliers, non-disclosure of the proprietary or confidential information of Del Monte, and indemnification.

Haberman Employment Agreement

The Haberman Employment Agreement continues on the basis of an indefinite term and provides Mr. Haberman with compensation established by the Committee equal to an annual base salary of $325,000, less taxes and deductions, or as adjusted from time to time by the Committee, and eligibility for an annual incentive bonus targeted at 62.5% of Mr. Haberman’s base salary, or as adjusted from time to time by the Committee. Mr. Haberman’s compensation continues to include participation in Del Monte Foods’ executive perquisite plan, health and welfare benefit plans, retirement plans and stock option plans.

The Haberman Employment Agreement continues to provide that if Mr. Haberman’s employment terminates due to his death, Mr. Haberman’s estate shall be entitled to receive any earned, but unpaid base salary and a pro-rata target bonus payment. The Haberman Employment Agreement also continues to provide that if Mr. Haberman’s employment terminates due to his disability, he would receive severance payments in equal installments over a 12-month period in an aggregate amount equal to his highest base salary during the 12-month period prior to the termination date and his target incentive bonus for the year in which termination occurs, and any eligible long term disability plan benefits.

The Haberman Employment Agreement continues to provide that if Mr. Haberman’s employment is terminated without Cause (as defined in the Haberman Employment Agreement) or if he resigns for Good Reason (as defined in the Haberman Employment Agreement), he would be entitled to receive any earned, but unpaid base salary, a pro-rata target bonus payment, and 18 months of executive-level outplacement services up to a maximum amount. The Haberman Employment Agreement was revised to provide that if Mr. Haberman’s employment is terminated without Cause or he resigns for Good Reason he would also receive pro-rata vesting of outstanding long-term incentive awards, and one and one-half (1 1/2) times his base salary and target bonus (for the year in which such termination occurs) paid in equal installments over 18 months, continued participation in Del Monte’s health and welfare benefit plans (other than disability benefit plans) until the earlier of (1) the end of an 18-month period or (2) such time as he is covered by comparable programs of a subsequent employer, and participation in executive perquisites until the earlier of (1) the end of the 18-month period or (2) such time as he receives comparable perquisites from a subsequent employer.

The Haberman Employment Agreement was revised to provide that in the event of Termination Upon Change of Control, (as defined in the Haberman Employment Agreement), Mr. Haberman would be entitled to receive the termination without Cause benefits set forth above, provided however that the severance payment of salary and bonus shall be in an amount equal to two (2) times Mr. Haberman’s salary and target bonus, and made in a lump sum payment within 30 days. In addition, the Haberman Employment Agreement was revised to provide that Mr. Haberman would receive a full tax gross-up for such lump sum payment, and reimbursement for any legal fees incurred by him in order to enforce the change of control trigger of severance benefits. These amendments replace Mr. Haberman’s participation in the Retention Plan.

All of the forgoing termination without Cause/for Good Reason, disability and change of control severance benefits continue to be subject to Mr. Haberman signing a general release and waiver with respect to any claims he may have against Del Monte. The Haberman Employment Agreement also continues to include provisions regarding non-solicitation of Del Monte employees, non-interference with the business relationships of any current or future Del Monte customers or suppliers, non-disclosure of the proprietary or confidential information of Del Monte, and indemnification.

Lachman Employment Agreement

The Lachman Employment Agreement continues on the basis of an indefinite term and provides Mr. Lachman with compensation established by the Committee equal to an annual base salary of $425,000, less taxes and deductions, or as adjusted from time to time by the Committee, and eligibility for an annual incentive bonus targeted at 70% of Mr. Lachman’s base salary, or as adjusted from time to time by the Committee. Mr. Lachman’s compensation continues to include participation in Del Monte Foods’ executive perquisite plan, health and welfare benefit plans, retirement plans and stock option plans.

The Lachman Employment Agreement continues to provide that if Mr. Lachman’s employment terminates due to his death, Mr. Lachman’s estate shall be entitled to receive any earned, but unpaid base salary and a pro-rata target bonus payment. The Lachman Employment Agreement also continues to provide that if Mr. Lachman’s employment terminates due to his disability, he would receive severance payments in equal installments over a 12-month period in an aggregate amount equal to his highest base salary during the 12-month period prior to the termination date and his target incentive bonus for the year in which termination occurs, and any eligible long term disability plan benefits.

The Lachman Employment Agreement continues to provide that if Mr. Lachman’s employment is terminated without Cause (as defined in the Lachman Employment Agreement) or if he resigns for Good Reason (as defined in the Lachman Employment Agreement), he would be entitled to receive any earned, but unpaid base salary, a pro-rata target bonus payment, and 18 months of executive-level outplacement services up to a maximum amount. The Lachman Employment Agreement was revised to provide that if Mr. Lachman’s employment is terminated without Cause or he resigns for Good Reason he would also receive pro-rata vesting of outstanding long-term incentive awards, and one and one-half (11/2) times his base salary and target bonus (for the year in which such termination occurs) paid in equal installments over 18 months, continued participation in Del Monte’s health and welfare benefit plans (other than disability benefit plans) until the earlier of (1) the end of an 18-month period or (2) such time as he is covered by comparable programs of a subsequent employer, and participation in executive perquisites until the earlier of (1) the end of the 18-month period or (2) such time as he receives comparable perquisites from a subsequent employer.

The Lachman Employment Agreement was revised to provide that in the event of Termination Upon Change of Control, (as defined in the Lachman Employment Agreement), Mr. Lachman would be entitled to receive the termination without Cause benefits set forth above, provided however that the severance payment of salary and bonus shall be in an amount equal to two (2) times Mr. Lachman’s salary and target bonus, and made in a lump sum payment within 30 days of his termination date. In addition, the Lachman Employment Agreement was revised to provide that Mr. Lachman would receive a full tax gross-up for such lump sum payment, provided that the lump sum payment exceeds the Internal Revenue Code Section 280G excess parachute payment criterion by five percent (5%) or more, and reimbursement for any legal fees incurred by him in order to enforce the change of control trigger of severance benefits.

All of the forgoing termination without Cause/for Good Reason, disability and change of control severance benefits continue to be subject to Mr. Lachman signing a general release and waiver with respect to any claims he may have against Del Monte. The Lachman Employment Agreement also continues to include provisions regarding non-solicitation of Del Monte employees, non-interference with the business relationships of any current or future Del Monte customers or suppliers, non-disclosure of the proprietary or confidential information of Del Monte, and indemnification.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit	Description
10.1	Third Amendment to Employment Agreement by and between Del Monte Foods Company and Richard G. Wolford, executed as of November 11, 2004.**
10.2	Employment Agreement by and between Del Monte Corporation and David L. Meyers, executed as of November 11, 2004. **
10.3	Employment Agreement by and between Del Monte Corporation and Nils Lommerin, executed as of November 11, 2004. **
10.4	Employment Agreement by and between Del Monte Corporation and Marc D. Haberman, executed as of November 11, 2004. **
10.5	Employment Agreement by and between Del Monte Corporation and Todd Lachman, executed as of November 11, 2004. **

**	indicates a management contract or compensatory plan or arrangement

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: November 17, 2004	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description
10.1	Third Amendment to Employment Agreement by and between Del Monte Foods Company and Richard G. Wolford, executed as of November 11, 2004.**
10.2	Employment Agreement by and between Del Monte Corporation and David L. Meyers, executed as of November 11, 2004. **
10.3	Employment Agreement by and between Del Monte Corporation and Nils Lommerin, executed as of November 11, 2004. **
10.4	Employment Agreement by and between Del Monte Corporation and Marc D. Haberman, executed as of November 11, 2004. **
10.5	Employment Agreement by and between Del Monte Corporation and Todd Lachman, executed as of November 11, 2004. **

**	indicates a management contract or compensatory plan or arrangement